194 P2 07/19

SUPPLEMENT DATED JULY 24, 2019

TO THE PROSPECTUS DATED SEPTEMBER 1, 2018

OF

FRANKLIN STRATEGIC INCOME FUND

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

I.  The following is added to the “Portfolio Managers” section in the “Fund Summary” section of the prospectus:

Effective on October 15, 2019, the portfolio managers of the Fund will be as follows:

Sonal Desai, Ph.D.

Executive Vice President and Director of Advisers and portfolio manager of the Fund since December 2018.

Patricia O'Connor, CFA

Vice President of Advisers and portfolio manager of the Fund since 2016.

William Chong, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

David Yuen, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

II.  The following is added to the portfolio manager line-up under the “Fund Details – Management” section of the prospectus:

Effective on October 15, 2019, the portfolio managers of the Fund will be as follows:

Sonal Desai, Ph.D.     Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since December 2018. She joined Franklin Templeton in 2009.

Patricia O'Connor, CFA     Vice President of Advisers

Ms. O’Connor has been a portfolio manager of the Fund since 2016. She joined Franklin Templeton in 1997.

William Chong, CFA, FRM    Portfolio Manager of Advisers

Mr. Chong will be a portfolio manager of the Fund beginning in October 2019.  He joined Franklin Templeton in 2008.

David Yuen, CFA, FRM    Portfolio Manager of Advisers

Mr. Yuen will be a portfolio manager of the Fund beginning in October 2019.  He joined Franklin Templeton in 2000.

Dr. Desai, Ms. O’Connor, Mr. Chong and Mr. Yuen will be jointly and primarily responsible for the day-to-day management of the Fund. Each manager will have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

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